Oppenheimer Quest Balanced FundSM Summary Prospectus February 26, 2010, as revised April 30, 2010
NYSE Ticker Symbols
Class A	QVGIX
Class B	QGRBX
Class C	QGRCX
Class N	QGRNX
Class Y	QGRYX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at https://www.oppenheimerfunds.com/fund/investors/overview/QuestBalancedFund. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com.

The Fund's prospectus dated February 26, 2010, as supplemented, and Statement of Additional Information ("SAI"), dated February 26, 2010, as revised April 30, 2010, and pages 8 through 31 of its most recent Annual Report, dated October 31, 2009, are incorporated by reference into this Summary Prospectus. You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/investors/overview/QuestBalancedFund. The Fund's prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective. The Fund seeks a combination of growth of capital and investment income. The Fund's primary objective is growth of capital.

Fees and Expenses of the Fund. The table below describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 20  of the prospectus and in the sections "How to Buy Shares" beginning on page 62  and "Appendix A" in the Fund's SAI.

Shareholder Fees (fees paid directly from your investment)
	Class A Shares	Class B Shares	Class C Shares	Class N Shares	Class Y Shares
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	5%	1%	1%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value your investment)
	Class A Shares	Class B Shares	Class C Shares	Class N Shares	Class Y Shares
Management Fees	0.78%	0.78%	0.78%	0.78%	0.78%
Distribution and/or Service (12b-1) Fees	0.26%	1.00%	1.00%	0.50%	None
Other Expenses	0.44%	0.66%	0.41%	0.41%	0.22%
Total Annual Fund Operating Expenses	1.48%	2.44%	2.19%	1.69%	1.00%
Fee Waiver and Expense Reimbursement*	(0.02%)	(0.20%)	(0.01%)	(0.03%)	(0.11%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.46%	2.24%	2.18%	1.66%	0.89%

*The Fund's transfer agent has voluntarily agreed to limit its fees for all classes to 0.35% of average annual net assets per class. That undertaking may be amended or withdrawn after one year from the date of this prospectus.

Examples. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

	If shares are redeemed				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$712	$1,014	$1,337	$2,249	$712	$1,014	$1,337	$2,249
Class B Shares	$726	$1,046	$1,494	$2,325	$226	$746	$1,294	$2,325
Class C Shares	$319	$688	$1,183	$2,547	$219	$688	$1,183	$2,547
Class N Shares	$266	$530	$919	$2,008	$166	$530	$919	$2,008
Class Y Shares	$87	$305	$540	$1,217	$87	$305	$540	$1,217

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 232% of the average value of its portfolio.

Principal Investment Strategies. The Fund invests in different types of securities to seek its objective. The Fund normally invests 50% or more of its total assets in common stocks that the portfolio managers believe are undervalued, investing mainly in common stocks of U.S. issuers or companies with significant U.S. operations. The Fund may invest in other equity securities, such as preferred stock and securities convertible into common stock. The Fund invests in equity securities for growth opportunities as well as secondarily for income from dividends.

     The Fund also invests in debt securities to seek investment income and capital appreciation, which may include, but are not limited to, corporate and government bonds, other U.S. Government securities, debentures, notes, mortgage-related securities, and convertible securities. The Fund may invest up to 25% of its total assets in lower-grade, high-yield debt securities, sometimes referred to as "junk bonds." The Fund has no limit on the range of maturities of the debt securities it can buy.

     The relative amounts of equity and debt securities the Fund holds may vary from time to time. Under normal market conditions, the Fund will invest:

  at least 25% of its total assets in equity securities, including common stocks and preferred stocks, and currently intends to invest between 55% and 65% of its total assets in equity securities, and at least 25% of its total assets in senior debt securities.

     The Fund has no limits on the amounts it can invest in foreign securities, however, it normally does not expect to invest substantial amounts of its assets in foreign securities. The Fund does not limit its investments to issuers in a particular capitalization range, however, the portfolio managers currently focus on securities of mid- and larger-size established companies. The Fund can invest up to 5% of its total assets in securities of small, unseasoned companies.

     In selecting investments for the Fund, the portfolio managers use a "value" approach to investing. Value investing uses fundamental analysis to seek companies whose intrinsic value is greater than the current price for their securities. A security may be undervalued because the market is not aware of the issuer's intrinsic value, does not yet recognize its future potential, or the issuer may be temporarily out of favor. The Fund seeks to realize gains in the prices of those securities when other investors recognize their real or prospective worth. The portfolio managers primarily look for established companies that they believe are undervalued, based on factors such as assets, earnings, growth potential and cash flows. The portfolio managers currently use the following techniques, which may vary in particular cases and may change over time:

  Evaluating particular issuers using a "bottom up" approach, including fundamental analysis of financial results and management, before considering industry trends;

  Searching for established companies that have a high return on capital, strong management that is committed to shareholder value, and positive cash flows; and

  Monitoring issuers for changes that might alter the portfolio managers' initial expectations about a company's securities and might result in a decision to sell an investment.

     The portfolio managers allocate the Fund's investments between equity and debt securities after analyzing the relative values of those investments under prevailing market conditions. Under normal market conditions, the Fund might hold stocks, bonds and money market instruments in different proportions at different times. Debt securities are selected primarily for their total return potential and their relative emphasis in the portfolio may be greater when the stock market is unattractive. The portfolio managers might increase the relative emphasis of investments in bonds and other fixed-income securities, instead of stocks, when they think that:

  common stocks in general appear to be overvalued,

  debt securities present capital growth and income opportunities relative to common stocks because of declining interest rates, declining credit spreads, or improved issuer credit quality, or it is desirable to maintain liquidity pending investment in equity securities to seek capital growth opportunities.

     The Fund's portfolio managers are employed by the Fund's Sub-Adviser, Oppenheimer Capital LLC.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or from poor security selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Main Risks of Investing in Stock. The value of the Fund's portfolio may be affected by changes in the stock markets. Stock markets may experience great short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry.

At times, the Fund may emphasize investments in a particular industry or economic or market sector. To the extent that the Fund increases its emphasis on investments in a particular industry or sector, the value of its investments may fluctuate more in response to events affecting that industry or sector, such as changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others.

Main Risks of Debt Securities. Debt securities may be subject to credit risk, interest rate risk, prepayment risk and extension risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or repay principal, the Fund's income or share value might be reduced. Adverse news about an issuer or a downgrade in an issuer's credit rating, for any reason, can also reduce the market value of the issuer's securities. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise, the values of already-issued debt securities generally fall, and may be worth less than the amount the Fund paid for them. When interest rates change, the values of longer-term debt securities usually change more than the values of shorter-term debt securities. When interest rates fall, debt securities may be repaid more quickly than expected and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as "prepayment risk." When interest rates rise, debt securities may be repaid more slowly than expected and the value of the Fund's holdings may fall sharply. This is referred to as "extension risk." Interest rate changes normally have different effects on variable or floating rate securities than they do on securities with fixed interest rates.

     Special Risks of Lower-Grade Securities. Lower-grade securities, whether rated or unrated, may be subject to wider market fluctuation, greater credit risk and greater risk of loss of income and principal than investment-grade securities. The market for lower-grade securities may be less liquid and therefore they may be harder to sell at an acceptable price, especially during times of market volatility or decline.

     The Fund may invest up to 25% of its total assets in lower-grade debt securities.

     Risks of Value Investing. Value investing entails the risk that if the market does not recognize that a selected security is undervalued, the prices of that security might not appreciate as anticipated. A value investing approach could also lead to acquiring fewer securities that might experience rapid price increases during times of market advances. This could cause the investments to underperform strategies that seek capital appreciation by employing only a growth or other non-value approach. Value investing has also gone in and out of favor during past market cycles and is likely to continue to do so. During periods when value investing is out of favor or when markets are unstable, the securities of "value" companies may underperform the securities of "growth" companies.

Who is the Fund Designed For?  The Fund is designed for investors seeking capital appreciation over the long term with the opportunity for some income. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund with significant investments in equity securities. The Fund is intended to be a long-term investment, not a short-term trading vehicle. Because the Fund's income will fluctuate, it is not designed for investors needing an assured level of current income. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website at:
https://www.oppenheimerfunds.com/fund/investors/overview/QuestBalancedFund.

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 19.0% (2nd qtr 09) and the lowest return for a calendar quarter was -14.73% (2nd qtr 02).  For the period from January 1, 2009 to December 31, 2009, the cumulative return before sales charges and taxes was 32.72%

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns for the periods ended December 31, 2009	1 Year	5 Years	10 Years (or life of class, if less)
Class A Shares (inception 11/01/91)
Return Before Taxes	25.09%	(1.34%)	1.84%
Return After Taxes on Distributions	24.83%	(2.53%)	0.85%
Return After Taxes on Distributions and Sale of Fund Shares	16.39%	(1.53%)	1.15%
Class B Shares (inception 09/01/93)	26.57%	(1.26%)	2.03%
Class C Shares (inception 09/01/93)	30.74%	(0.89%)	1.75%
Class N Shares (inception 03/01/01)	31.42%	(0.43%)	1.19%
Class Y Shares (inception 05/01/00)	33.34%	0.19%	3.00%
S&P 500 Index	26.47%	0.42%	(0.95%)
(reflects no deduction for fees, expenses or taxes)			0.69%[1]
			(0.90%)[2]

1.  From 2-28-01
2.  From 4-30-00

Investment Adviser and Sub-Adviser. OppenheimerFunds, Inc. is the Fund's investment adviser (the "Manager"). Oppenheimer Capital LLC is the Fund's sub-adviser (the "Sub-Adviser").

Portfolio Managers. Colin Glinsman has been a portfolio manager of the Fund since December 1992. Douglas G. Forsyth and William (Brit) L. Stickney have been portfolio managers of the Fund since March 25, 2010.

Purchase and Sale of Fund Shares. In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. For certain investment plans and retirement accounts, the minimum initial investment is $500 and, for some, the minimum additional investment is $25. For certain fee based programs the minimum initial investment is $250.
     Shares may be purchased through a financial intermediary or the Distributor or redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1-800-225-5677. Share transactions may be paid by check, by Federal funds wire or directly from or into your bank account.

Taxes. If your shares are not held in a tax-deferred account, Fund distributions are subject to federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Manager, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

For More Information About Oppenheimer Quest Balanced Fund

You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/investors/overview/QuestBalancedFund. You can also request additional information about the Fund or your account:

By Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (225.5677)
By Mail:	For requests by mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270	For courier or express mail requests: OppenheimerFunds Services 12100 East Iliff Avenue, Suite 300 Aurora, Colorado 80014
On the Internet:	You can read or download information on the OppenheimerFunds website at: www.oppenheimerfunds.com
PR0257.001.0410